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                            KEMPER-DREMAN FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 11, 1995
                           REVISED DECEMBER 15, 1995

                                 CLASS I SHARES



Kemper-Dreman Contrarian Fund (the "Contrarian Fund"), Kemper-Dreman High Return Fund (the "High Return Fund") and Kemper-Dreman Small Cap Value Fund (the "Small Cap Value Fund") (collectively, the "Funds") currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Kemper Financial Services, Inc. ("KFS"), the parent company of the Funds' investment manager, and its affiliates; and (b) the following investment advisory clients of KFS and its investment advisory affiliates (including Kemper Asset Management Company ("KAMCO")) that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Kemper Distributors, Inc., principal underwriter for the Funds. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES  (APPLICABLE TO EACH FUND)                                                     CLASS I
                                                                                                                -------
Maximum Sales Charge on Purchases
   (as a percentage of offering price) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Maximum Sales Charge on Reinvested Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Redemption Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Deferred Sales Charge (as a percentage of redemption proceeds) . . . . . . . . . . . . . . . . . . . . . . . .   None

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
                                                                                                            SMALL
                                                                                      HIGH                  CAP
 ANNUAL FUND                                                 CONTRARIAN               RETURN                VALUE
 OPERATING EXPENSES                                          FUND                     FUND                  FUND
 (as a percentage of average net assets)                     ----------               ------                -----
 Management Fees (restated) . . . . . . . . . .               .40%                     .40%                   .40%
 12b-1 Fees . . . . . . . . . . . . . . . . . .              None                     None                  None
 Other Expenses (estimated) . . . . . . . . . .               .07%                     .07%                  .07%
                                                             ----                     ----                  ----
 Total Operating Expenses . . . . . . . . . . .               .47%                     .47%                  .47%
                                                             ====                     ====                  ====


 Example                                    Fund                     1 YEAR       3 YEARS      5 YEARS      10 YEARS
 -------                                    ----                     ------       -------      -------      --------
 You would pay the following                Contrarian               $5           $15          $26          $59
 expenses on a $1,000 investment,           High Return              $5           $15          $26          $59
 assuming (1) 5% annual return and (2)      Small Cap Value          $5           $15          $26          $59
 redemption at the end of each time
 period:


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Fund will bear directly or indirectly.

Although it is anticipated that each Fund will bear all its own expenses, the investment manager has agreed to reduce the management fee of each Fund to the extent necessary to limit the operating expenses of the Class A, B and C shares of the Fund as described in the prospectus. The management fee to be paid by the Class I shares will be at the same level as that paid for the Class A, B and C shares after the fee reduction for the A, B and C shares. Without the fee reduction, "Management Fees" for each Fund would be .75% and "Total Operating Expenses" would be .82%.

"Other Expenses" for Class I shares, which were not available for purchase prior to September 11, 1995, have been estimated for the current fiscal year.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares since no Class I shares of any Fund had been issued as of the end of the Funds' fiscal year.

SPECIAL FEATURES

Shareholders of Class I shares who have purchased shares because they are participants in tax-exempt retirement plans of KFS and its affiliates may exchange their shares for shares of Kemper Money Market Fund or other Class I shares for direct purchase at their relative asset values.

December 15, 1995
KDF-1I  (12/95)






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